Exhibit 99.2

Quarterly Financial Supplement -
2Q2012

July 25, 2012

CNO Financial Group, Inc.
Consolidated balance sheet (in millions)	Mar-11	Jun-11	Sep-11	Dec-11	Mar-12	Jun-12

Assets
Investments:
Fixed maturities, available for sale, at fair value	$20,852.2	$21,622.9	$23,016.7	$23,516.0	$23,777.7	$24,276.6
Equity securities at fair value	105.4	129.6	164.3	175.1	176.5	187.3
Mortgage loans	1,751.3	1,752.8	1,648.2	1,602.8	1,546.7	1,550.9
Policy loans	281.6	279.5	279.6	279.7	277.8	274.7
Trading securities	403.1	83.5	81.8	91.6	122.3	114.8
Investments held by variable interest entities	401.6	414.0	453.5	496.3	564.7	789.3
Other invested assets	272.1	252.2	190.9	202.8	270.9	257.1
Total investments	24,067.3	24,534.5	25,835.0	26,364.3	26,736.6	27,450.7
Cash and cash equivalents - unrestricted	424.6	580.2	461.9	436.0	173.5	190.2
Cash and cash equivalents held by variable interest entities	27.1	25.3	19.7	74.4	65.8	88.6
Accrued investment income	336.7	314.3	301.2	288.7	313.6	296.4
Present value of future profits	970.1	936.5	714.2	697.7	675.4	658.1
Deferred acquisition costs	989.3	975.5	834.5	797.1	790.4	591.4
Reinsurance receivables	3,219.0	3,172.5	3,131.3	3,091.1	3,052.7	3,013.8
Income tax assets, net	1,090.4	998.4	918.4	865.4	819.9	679.7
Assets held in separate accounts	18.1	17.4	15.4	15.0	16.0	15.6
Other assets	413.0	323.6	289.6	292.2	402.3	395.8
Total assets	$31,555.6	$31,878.2	$32,521.2	$32,921.9	$33,046.2	$33,380.3
Liabilities
Liabilities for insurance products:
Interest-sensitive products	$13,161.3	$13,152.8	$13,168.2	$13,165.5	$13,103.4	$12,956.3
Traditional products	10,357.9	10,424.4	10,444.8	10,482.7	10,517.9	10,604.6
Claims payable and other policyholder funds	979.0	978.0	985.5	1,034.3	1,000.8	991.9
Liabilities related to separate accounts	18.1	17.4	15.4	15.0	16.0	15.6
Other liabilities	651.8	712.2	585.2	556.3	721.0	686.0
Investment borrowings	1,203.8	1,305.3	1,509.1	1,676.5	1,684.9	1,687.9
Borrowings related to variable interest entities	354.4	317.3	405.6	519.9	519.9	766.7
Notes payable - direct corporate obligations	949.8	934.5	871.2	857.9	799.3	778.2
Total liabilities	27,676.1	27,841.9	27,985.0	28,308.1	28,363.2	28,487.2
Shareholders' equity
Common stock	2.5	2.5	2.4	2.4	2.4	2.3
Additional paid-in capital	4,426.1	4,414.3	4,379.4	4,361.9	4,345.6	4,312.0
Accumulated deficit	(822.4)	(776.0)	(596.5)	(532.1)	(473.0)	(412.0)
Total shareholders' equity before accumulated other comprehensive income	3,606.2	3,640.8	3,785.3	3,832.2	3,875.0	3,902.3
Accumulated other comprehensive income	273.3	395.5	750.9	781.6	808.0	990.8
Total shareholders' equity	3,879.5	4,036.3	4,536.2	4,613.8	4,683.0	4,893.1
Total liabilities and shareholders' equity	$31,555.6	$31,878.2	$32,521.2	$32,921.9	$33,046.2	$33,380.3

	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12

Book value per share at period-end (1) (2)	$14.34	$14.60	$15.56	$15.88	$16.20	$16.67

Book value per share assuming conversion of convertible securities (1) (3)	$12.62	$12.79	$13.60	$13.87	$14.05	$14.41

CNO Financial Group, Inc.
Consolidated statement of operations (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Revenues
Insurance policy income	$667.2	$679.6	$673.5	$670.2	$2,690.5	$686.3	$694.8
Net investment income (loss):
General account assets	336.1	342.2	338.2	344.2	1,360.7	345.2	351.1
Policyholder and reinsurer accounts and other special-purpose portfolios	37.4	3.1	(54.9)	7.8	(6.6)	65.6	(17.3)
Realized investment gains (losses):
Net realized investment gains, excluding impairment losses	18.4	13.0	33.5	31.5	96.4	30.8	35.4
Other-than-temporary impairment losses:
Total other-than-temporary impairment losses	(13.3)	(10.1)	(2.9)	(13.6)	(39.9)	(7.9)	(3.5)
Portion of other-than-temporary impairment losses recognized in accumulated other comprehensive income	—	—	—	5.3	5.3	—	—
Net impairment losses recognized	(13.3)	(10.1)	(2.9)	(8.3)	(34.6)	(7.9)	(3.5)
Total realized gains	5.1	2.9	30.6	23.2	61.8	22.9	31.9
Fee revenue and other income	3.4	4.2	4.9	5.7	18.2	3.9	4.5
Total revenues	1,049.2	1,032.0	992.3	1,051.1	4,124.6	1,123.9	1,065.0

Benefits and expenses
Insurance policy benefits	683.2	684.4	661.0	670.4	2,699.0	689.0	689.7
Interest expense	29.2	28.9	27.9	28.1	114.1	28.8	28.7
Amortization	94.9	70.6	58.6	73.3	297.4	86.6	68.3
Loss on extinguishment of debt	1.4	0.6	1.1	0.3	3.4	0.2	0.5
Other operating costs and expenses	170.1	175.7	182.0	176.7	704.5	227.0	173.3
Total benefits and expenses	978.8	960.2	930.6	948.8	3,818.4	1,031.6	960.5

Income before income taxes	70.4	71.8	61.7	102.3	306.2	92.3	104.5
Income tax expense on period income	25.0	25.4	25.2	37.9	113.5	33.2	38.8
Valuation allowance for deferred tax assets	—	—	(143.0)	—	(143.0)	—	—
Net income	$45.4	$46.4	$179.5	$64.4	$335.7	$59.1	$65.7

CNO Financial Group, Inc.
Operating results ($ in millions, except per share amounts)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

EBIT (4):
Bankers Life	$62.2	$72.1	$79.4	$77.2	$290.9	$70.5	$76.1
Washington National	24.3	21.8	21.2	28.8	96.1	24.7	33.9
Colonial Penn	(5.7)	0.5	(1.3)	1.8	(4.7)	(9.8)	0.6
Other CNO Business	7.4	5.1	2.8	—	15.3	(2.3)	1.9
EBIT from business segments	88.2	99.5	102.1	107.8	397.6	83.1	112.5
Corporate operations, excluding corporate interest expense	(0.5)	(11.3)	(27.5)	(8.4)	(47.7)	(1.8)	(9.1)
EBIT	87.7	88.2	74.6	99.4	349.9	81.3	103.4
Corporate interest expense	(20.6)	(19.3)	(18.7)	(17.7)	(76.3)	(17.5)	(16.6)
Income before net realized investment gains, fair value changes in embedded derivative liabilities and taxes	67.1	68.9	55.9	81.7	273.6	63.8	86.8
Tax expense on operating income	23.9	24.4	23.1	30.7	102.1	23.2	32.6
Net operating income (5)	43.2	44.5	32.8	51.0	171.5	40.6	54.2
Net realized investment gains (net of related amortization and taxes)	3.1	2.3	17.3	14.0	36.7	14.1	18.7
Fair value changes in embedded derivative liabilities (net of related amortization and taxes)	—	—	(12.9)	(0.4)	(13.3)	4.5	(6.9)
Loss on extinguishment of debt, net of income taxes	(0.9)	(0.4)	(0.7)	(0.2)	(2.2)	(0.1)	(0.3)
Net income before valuation allowance for deferred tax assets	45.4	46.4	36.5	64.4	192.7	59.1	65.7
Valuation allowance for deferred tax assets	—	—	143.0	—	143.0	—	—
Net income	$45.4	$46.4	$179.5	$64.4	$335.7	$59.1	$65.7

Per diluted share:
Net operating income	$.15	$.15	$.12	$.18	$.61	$.15	$.20
Net realized investment gains, net of related amortization and taxes	.01	.01	.06	.05	.12	.05	.06
Fair value changes in embedded derivative liabilities, net of related amortization and taxes	—	—	(.04)	—	(.04)	.01	(.02)
Loss on extinguishment of debt	—	—	—	—	(.01)	—	—
Valuation allowance for deferred tax assets	—	—	.47	—	.47	—	—
Diluted earnings per share	$.16	$.16	$.61	$.23	$1.15	$.21	$.24

CNO Financial Group, Inc.
Computation of weighted average shares outstanding	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12
(000s)

Basic
Shares outstanding, beginning of period	251,084.2	251,404.9	249,415.2	243,247.3	251,084.2	241,304.5	239,219.4
Weighted average shares issued during the period:
Shares repurchased	—	(590.3)	(2,511.6)	(720.5)	(3,700.7)	(470.7)	(2,078.2)
Shares issued under stock option and restricted stock plans	52.6	118.5	61.8	268.6	694.4	83.5	148.2
Shares withheld for the payment of taxes on the vesting of restricted stock	(16.3)	—	(0.3)	(6.2)	(125.9)	(22.2)	(0.5)
Weighted average basic shares outstanding during the period	251,120.5	250,933.1	246,965.1	242,789.2	247,952.0	240,895.1	237,288.9
Basic shares outstanding, end of period	251,404.9	249,415.2	243,247.3	241,304.5	241,304.5	239,219.4	234,026.4
Diluted
Weighted average basic shares outstanding	251,120.5	250,933.1	246,965.1	242,789.2	247,952.0	240,895.1	237,288.9
Common stock equivalent shares related to:
Convertible debentures	53,366.9	53,366.9	53,366.9	53,366.9	53,366.9	53,366.9	53,377.5
Stock option and restricted stock plans	2,748.3	3,035.8	2,352.9	1,914.6	2,512.9	2,582.2	2,366.7
Warrants	262.4	712.4	22.9	—	249.4	498.6	441.5
Weighted average diluted shares outstanding during the period	307,498.1	308,048.2	302,707.8	298,070.7	304,081.2	297,342.8	293,474.6
Diluted shares outstanding, end of period	307,782.4	306,530.3	298,990.0	296,586.0	296,586.0	295,667.1	290,212.1

EBIT from Business Segments Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.

EBIT from In-force Business	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Revenues
Insurance policy income	$584.0	$594.3	$585.3	$583.6	$2,347.2	$597.0	$601.7
Net investment income (loss)	349.8	331.7	283.8	338.7	1,304.0	375.9	322.3
Fee revenue and other income	1.9	2.4	2.7	3.1	10.1	1.9	2.4
Total revenues	935.7	928.4	871.8	925.4	3,661.3	974.8	926.4

Benefits and expenses
Insurance policy benefits	624.8	626.3	569.4	609.1	2,429.6	635.3	611.7
Interest expense	6.1	6.1	6.7	6.9	25.8	7.2	7.2
Amortization	85.3	61.9	55.5	63.4	266.1	73.1	64.6
Other operating costs and expenses	90.1	95.5	91.8	101.4	378.8	130.3	93.0
Total benefits and expenses	806.3	789.8	723.4	780.8	3,100.3	845.9	776.5
EBIT from In-Force Business	$129.4	$138.6	$148.4	$144.6	$561.0	$128.9	$149.9

EBIT from New Business

Revenues
Insurance policy income	$83.2	$85.3	$88.2	$86.6	$343.3	$89.3	$93.1
Net investment income (loss)	11.1	9.1	6.2	10.6	37.0	11.7	4.3
Fee revenue and other income	.9	1.3	1.5	1.9	5.6	1.4	1.4
Total revenues	95.2	95.7	95.9	99.1	385.9	102.4	98.8

Benefits and expenses
Insurance policy benefits	58.4	58.1	57.7	60.8	235.0	65.3	60.3
Interest expense	—	—	—	—	—	—	—
Amortization	9.2	9.3	13.3	8.1	39.9	7.7	7.7
Other operating costs and expenses	68.8	67.4	71.2	67.0	274.4	75.2	68.2
Total benefits and expenses	136.4	134.8	142.2	135.9	549.3	148.2	136.2
EBIT from New Business	$(41.2)	$(39.1)	$(46.3)	$(36.8)	$(163.4)	$(45.8)	$(37.4)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$667.2	$679.6	$673.5	$670.2	$2,690.5	$686.3	$694.8
Net investment income (loss)	360.9	340.8	290.0	349.3	1,341.0	387.6	326.6
Fee revenue and other income	2.8	3.7	4.2	5.0	15.7	3.3	3.8
Total revenues	1,030.9	1,024.1	967.7	1,024.5	4,047.2	1,077.2	1,025.2

Benefits and expenses
Insurance policy benefits	683.2	684.4	627.1	669.9	2,664.6	700.6	672.0
Interest expense	6.1	6.1	6.7	6.9	25.8	7.2	7.2
Amortization	94.5	71.2	68.8	71.5	306.0	80.8	72.3
Other operating costs and expenses	158.9	162.9	163.0	168.4	653.2	205.5	161.2
Total benefits and expenses	942.7	924.6	865.6	916.7	3,649.6	994.1	912.7
EBIT from In-Force and New Business	$88.2	$99.5	$102.1	$107.8	$397.6	$83.1	$112.5

CNO Financial Group, Inc.
Bankers Life
Analysis of income before taxes (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Insurance policy income	$400.0	$409.6	$404.6	$398.2	$1,612.4	$406.5	$419.0
Net investment income (loss):
General account invested assets	191.3	196.5	194.3	198.2	780.3	200.3	204.9
Fixed index products	18.3	0.4	(36.3)	3.6	(14.0)	34.6	(19.3)
Net realized investment gains (losses)	6.6	(1.8)	26.5	16.6	47.9	10.6	17.9
Fee revenue and other income	2.3	3.3	3.6	4.6	13.8	2.9	3.3
Total revenues	618.5	608.0	592.7	621.2	2,440.4	654.9	625.8

Insurance policy benefits	337.6	351.3	333.6	339.2	1,361.7	335.2	366.3
Insurance policy benefits - fair value changes in embedded derivative liabilities	—	—	30.7	0.5	31.2	(11.0)	16.7
Amounts added to policyholder account balances:
Annuity products and interest-sensitive life products other than fixed index products	40.8	40.5	40.0	39.9	161.2	38.5	36.6
Fixed index products	26.4	17.1	(13.0)	16.7	47.2	47.2	(6.2)
Amortization related to operations	68.5	46.9	44.1	46.8	206.3	56.9	50.5
Amortization related to net realized investment gains (losses)	0.8	(0.3)	3.0	1.7	5.2	0.9	1.7
Amortization related to fair value changes in embedded derivative liabilities	—	—	(11.5)	0.1	(11.4)	4.2	(6.3)
Interest expense on investment borrowings	1.2	1.1	1.2	1.3	4.8	1.4	1.4
Other operating costs and expenses	75.2	80.8	80.9	83.5	320.4	94.6	83.2
Total benefits and expenses	550.5	537.4	509.0	529.7	2,126.6	567.9	543.9
Income before income taxes	$68.0	$70.6	$83.7	$91.5	$313.8	$87.0	$81.9

Health underwriting margins (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Medicare supplement:
Earned premium	$181.0	$179.5	$179.2	$178.6	$718.3	$182.7	$184.1
Benefit ratio	67.2%	69.8%	68.4%	70.5%	69.0%	64.5%	72.2%
Underwriting margin (earned premium less policy benefits)	$59.3	$54.2	$56.7	$52.7	$222.9	$64.9	$51.2

PDP:
Earned premium	$14.4	$16.7	$12.9	$10.5	$54.5	$10.8	$17.7
Benefit ratio	89.5%	88.6%	76.1%	72.6%	82.8%	85.9%	64.2%
Underwriting margin (earned premium less policy benefits)	$1.5	$1.9	$3.1	$2.9	$9.4	$1.6	$6.3

PFFS:
Earned premium	$—	$3.6	$—	$—	$3.6	$—	$—
Benefit ratio	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Underwriting margin (earned premium less policy benefits)	$0.7	$3.7	$0.5	$0.3	$5.2	$0.1	$0.1

Long-term care:
Earned premium	$144.4	$143.4	$142.0	$141.1	$570.9	$140.6	$139.7
Benefit ratio before interest income on reserves	113.4%	115.0%	109.7%	112.1%	112.6%	110.9%	121.4%
Interest-adjusted benefit ratio	70.8%	71.6%	65.5%	67.3%	68.8%	65.5%	75.4%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$42.2	$40.7	$49.1	$46.1	$178.1	$48.5	$34.4

CNO Financial Group, Inc.
Bankers Life
Average liabilities for insurance products (in millions) (continued)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Annuities:
Mortality based	$245.9	$243.1	$240.0	$236.7	$241.4	$233.8	$231.7
Fixed index	2,147.7	2,268.3	2,412.9	2,573.0	2,350.5	2,707.4	2,798.2
Deposit based	4,832.4	4,793.2	4,750.5	4,699.6	4,768.9	4,644.9	4,577.8
Medicare supplement and other supplemental health	4,489.6	4,529.9	4,564.0	4,606.8	4,547.6	4,634.5	4,653.2
Life:
Interest sensitive	420.5	425.2	431.8	437.1	428.6	441.4	444.7
Non-interest sensitive	397.8	416.8	437.7	460.5	428.2	483.0	506.2
Total average liabilities for insurance products, net of reinsurance ceded	$12,533.9	$12,676.5	$12,836.9	$13,013.7	$12,765.2	$13,145.0	$13,211.8

Present value of future profits (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Balance, beginning of period	$467.2	$442.7	$422.0	$208.9	$467.2	$201.8	$189.8
Amortization related to operations	(24.6)	(16.9)	(14.3)	(14.2)	(70.0)	(18.7)	(13.6)
Amortization related to net realized investment (gains) losses	(0.1)	0.1	(0.2)	(0.2)	(0.4)	(0.1)	—
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	0.2	(3.9)	(198.6)	7.3	(195.0)	6.8	5.6
Balance, end of period	$442.7	$422.0	$208.9	$201.8	$201.8	$189.8	$181.8

Deferred acquisition costs (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Balance, beginning of period	$662.3	$657.7	$648.2	$527.1	$662.3	$491.0	$486.5
Deferred acquisition expenses	40.4	40.2	45.8	39.9	166.3	34.3	34.4
Amortization related to operations	(43.9)	(30.0)	(29.8)	(32.6)	(136.3)	(38.2)	(36.9)
Amortization related to net realized investment (gains) losses	(0.7)	0.2	(2.8)	(1.5)	(4.8)	(0.8)	(1.7)
Amortization related to fair value changes in embedded derivative liabilities	—	—	11.5	(0.1)	11.4	(4.2)	6.3
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	(0.4)	(19.9)	(145.8)	(41.8)	(207.9)	4.4	(198.5)
Balance, end of period	$657.7	$648.2	$527.1	$491.0	$491.0	$486.5	$290.1

Bankers Life Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-force Business	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Revenues
Insurance policy income	$338.8	$346.3	$339.0	$334.8	$1,358.9	$341.8	$351.6
Net investment income (loss)	198.5	187.8	151.8	191.2	729.3	223.2	181.3
Fee revenue and other income	1.4	2.0	2.1	2.7	8.2	1.5	1.9
Total revenues	538.7	536.1	492.9	528.7	2,096.4	566.5	534.8

Benefits and expenses
Insurance policy benefits	356.9	361.3	313.7	346.1	1,378.0	367.4	348.7
Interest expense	1.2	1.1	1.2	1.3	4.8	1.4	1.4
Amortization	60.1	38.5	31.6	39.7	169.9	50.0	43.7
Other operating costs and expenses	33.8	36.6	34.8	38.9	144.1	50.6	38.4
Total benefits and expenses	452.0	437.5	381.3	426.0	1,696.8	469.4	432.2
EBIT from In-Force Business	$86.7	$98.6	$111.6	$102.7	$399.6	$97.1	$102.6

EBIT from New Business

Revenues
Insurance policy income	$61.2	$63.3	$65.6	$63.4	$253.5	$64.7	$67.4
Net investment income (loss)	11.1	9.1	6.2	10.6	37.0	11.7	4.3
Fee revenue and other income	0.9	1.3	1.5	1.9	5.6	1.4	1.4
Total revenues	73.2	73.7	73.3	75.9	296.1	77.8	73.1

Benefits and expenses
Insurance policy benefits	47.9	47.6	46.9	49.7	192.1	53.5	48.0
Interest expense	—	—	—	—	—	—	—
Amortization	8.4	8.4	12.5	7.1	36.4	6.9	6.8
Other operating costs and expenses	41.4	44.2	46.1	44.6	176.3	44.0	44.8
Total benefits and expenses	97.7	100.2	105.5	101.4	404.8	104.4	99.6
EBIT from New Business	$(24.5)	$(26.5)	$(32.2)	$(25.5)	$(108.7)	$(26.6)	$(26.5)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$400.0	$409.6	$404.6	$398.2	$1,612.4	$406.5	$419.0
Net investment income (loss)	209.6	196.9	158.0	201.8	766.3	234.9	185.6
Fee revenue and other income	2.3	3.3	3.6	4.6	13.8	2.9	3.3
Total revenues	611.9	609.8	566.2	604.6	2,392.5	644.3	607.9

Benefits and expenses
Insurance policy benefits	404.8	408.9	360.6	395.8	1,570.1	420.9	396.7
Interest expense	1.2	1.1	1.2	1.3	4.8	1.4	1.4
Amortization	68.5	46.9	44.1	46.8	206.3	56.9	50.5
Other operating costs and expenses	75.2	80.8	80.9	83.5	320.4	94.6	83.2
Total benefits and expenses	549.7	537.7	486.8	527.4	2,101.6	573.8	531.8
EBIT from In-Force and New Business	$62.2	$72.1	$79.4	$77.2	$290.9	$70.5	$76.1

CNO Financial Group, Inc.
Washington National
Analysis of income before taxes (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Insurance policy income	$145.4	$146.6	$145.9	$147.2	$585.1	$147.4	$147.6
Net investment income (loss):
General account invested assets	46.3	46.7	47.3	49.1	189.4	50.0	51.0
Trading account income related to reinsurer accounts	0.3	0.7	2.6	0.2	3.8	0.1	1.4
Change in value of embedded derivatives related to modified coinsurance agreements	(0.3)	(0.7)	(2.6)	(0.1)	(3.7)	(0.1)	(1.4)
Net realized investment gains (losses)	(0.5)	(0.5)	1.6	1.4	2.0	3.1	3.5
Fee revenue and other income	0.3	0.2	0.4	0.1	1.0	0.2	0.3
Total revenues	191.5	193.0	195.2	197.9	777.6	200.7	202.4

Insurance policy benefits	112.2	118.3	119.0	115.0	464.5	115.7	113.7
Amortization related to operations	13.4	11.4	10.8	9.3	44.9	12.7	10.8
Interest expense on investment borrowings	—	—	0.2	0.5	0.7	0.7	0.8
Other operating costs and expenses	42.1	42.0	42.4	42.9	169.4	43.8	39.7
Total benefits and expenses	167.7	171.7	172.4	167.7	679.5	172.9	165.0
Income before income taxes	$23.8	$21.3	$22.8	$30.2	$98.1	$27.8	$37.4

Health underwriting margins (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Medicare supplement:
Earned premium	$35.5	$34.9	$33.5	$32.6	$136.5	$30.8	$30.2
Benefit ratio	66.3%	71.1%	69.9%	66.7%	68.5%	65.4%	67.7%
Underwriting margin (earned premium less policy benefits)	$12.0	$10.1	$10.1	$10.8	$43.0	$10.7	$9.7

Supplemental health:
Earned premium	$104.7	$106.9	$107.6	$110.0	$429.2	$111.6	$113.1
Benefit ratio before interest income on reserves	78.7%	82.7%	82.4%	76.3%	80.0%	82.4%	77.0%
Interest-adjusted benefit ratio	49.1%	54.1%	53.9%	48.3%	51.3%	55.1%	50.1%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$53.3	$49.1	$49.6	$56.6	$208.6	$50.1	$56.5

CNO Financial Group, Inc.
Washington National
Average liabilities for insurance products (in millions) (continued)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Medicare supplement and other supplemental health	$2,434.6	$2,437.1	$2,436.9	$2,436.1	$2,436.2	$2,429.6	$2,418.9
Non-interest sensitive life	205.2	202.2	198.7	199.6	201.4	200.4	199.1
Total average liabilities for insurance products, net of reinsurance ceded	$2,639.8	$2,639.3	$2,635.6	$2,635.7	$2,637.6	$2,630.0	$2,618.0

Present value of future profits (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Balance, beginning of period	$426.9	$418.5	$411.5	$406.0	$426.9	$402.0	$394.8
Amortization related to operations	(8.4)	(7.0)	(5.5)	(4.0)	(24.9)	(7.2)	(5.8)
Balance, end of period	$418.5	$411.5	$406.0	$402.0	$402.0	$394.8	$389.0

Deferred acquisition costs (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Balance, beginning of period	$126.8	$130.4	$135.0	$138.7	$126.8	$142.3	$145.9
Deferred acquisition expenses	8.6	9.0	9.0	8.9	35.5	9.1	10.1
Amortization related to operations	(5.0)	(4.4)	(5.3)	(5.3)	(20.0)	(5.5)	(5.0)
Balance, end of period	$130.4	$135.0	$138.7	$142.3	$142.3	$145.9	$151.0

Washington National Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-force Business	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Revenues
Insurance policy income	$131.9	$133.5	$132.1	$133.2	$530.7	$133.0	$132.8
Net investment income (loss)	46.3	46.7	47.3	49.2	189.5	50.0	51.0
Fee revenue and other income	0.3	0.2	0.4	0.1	1.0	0.2	0.3
Total revenues	178.5	180.4	179.8	182.5	721.2	183.2	184.1

Benefits and expenses
Insurance policy benefits	106.6	112.9	113.3	109.2	442.0	109.8	107.6
Interest expense	—	—	0.2	0.5	0.7	0.7	0.8
Amortization	12.7	10.6	10.2	8.6	42.1	12.0	10.0
Other operating costs and expenses	31.9	32.1	33.7	32.1	129.8	33.3	31.5
Total benefits and expenses	151.2	155.6	157.4	150.4	614.6	155.8	149.9
EBIT from In-Force Business	$27.3	$24.8	$22.4	$32.1	$106.6	$27.4	$34.2

EBIT from New Business

Revenues
Insurance policy income	$13.5	$13.1	$13.8	$14.0	$54.4	$14.4	$14.8
Net investment income (loss)	—	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—	—
Total revenues	13.5	13.1	13.8	14.0	54.4	14.4	14.8

Benefits and expenses
Insurance policy benefits	5.6	5.4	5.7	5.8	22.5	5.9	6.1
Interest expense	—	—	—	—	—	—	—
Amortization	0.7	0.8	0.6	0.7	2.8	0.7	0.8
Other operating costs and expenses	10.2	9.9	8.7	10.8	39.6	10.5	8.2
Total benefits and expenses	16.5	16.1	15.0	17.3	64.9	17.1	15.1
EBIT from New Business	$(3.0)	$(3.0)	$(1.2)	$(3.3)	$(10.5)	$(2.7)	$(0.3)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$145.4	$146.6	$145.9	$147.2	$585.1	$147.4	$147.6
Net investment income (loss)	46.3	46.7	47.3	49.2	189.5	50.0	51.0
Fee revenue and other income	0.3	0.2	0.4	0.1	1.0	0.2	0.3
Total revenues	192.0	193.5	193.6	196.5	775.6	197.6	198.9

Benefits and expenses
Insurance policy benefits	112.2	118.3	119.0	115.0	464.5	115.7	113.7
Interest expense	—	—	0.2	0.5	0.7	0.7	0.8
Amortization	13.4	11.4	10.8	9.3	44.9	12.7	10.8
Other operating costs and expenses	42.1	42.0	42.4	42.9	169.4	43.8	39.7
Total benefits and expenses	167.7	171.7	172.4	167.7	679.5	172.9	165.0
EBIT from In-Force and New Business	$24.3	$21.8	$21.2	$28.8	$96.1	$24.7	$33.9

CNO Financial Group, Inc.
Colonial Penn
Analysis of income (loss) before taxes (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Insurance policy income	$50.3	$50.9	$50.8	$51.0	$203.0	$53.4	$54.6
Net investment income on general account invested assets	10.3	10.5	10.1	10.2	41.1	10.0	10.2
Net realized investment gains	1.1	0.2	3.5	1.0	5.8	2.6	1.9
Fee revenue and other income	0.2	0.2	0.2	0.3	0.9	0.2	0.2
Total revenues	61.9	61.8	64.6	62.5	250.8	66.2	66.9

Insurance policy benefits	38.5	37.8	35.7	37.2	149.2	41.9	39.3
Amounts added to annuity and interest-sensitive life product account balances	0.2	0.2	0.3	0.2	0.9	0.2	0.3
Amortization related to operations	4.0	3.5	3.5	4.0	15.0	3.7	3.9
Other operating costs and expenses	23.8	19.6	22.9	18.3	84.6	27.6	20.9
Total benefits and expenses	66.5	61.1	62.4	59.7	249.7	73.4	64.4
Income (loss) before income taxes	$(4.6)	$0.7	$2.2	$2.8	$1.1	$(7.2)	$2.5

Average liabilities for insurance products (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Annuities - mortality based	$78.5	$77.8	$77.3	$77.1	$77.7	$77.0	$76.8
Supplemental health	16.6	16.3	16.1	15.8	16.2	15.4	15.1
Life:
Interest sensitive	20.7	20.5	20.2	20.1	20.3	19.9	18.9
Non-interest sensitive	586.7	588.7	590.2	593.4	589.8	598.4	601.8
Total average liabilities for insurance products, net of reinsurance ceded	$702.5	$703.3	$703.8	$706.4	$704.0	$710.7	$712.6

Present value of future profits (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Balance, beginning of period	$81.7	$79.1	$76.9	$74.9	$81.7	$72.6	$70.2
Amortization related to operations	(2.6)	(2.2)	(2.0)	(2.3)	(9.1)	(2.4)	(2.4)
Balance, end of period	$79.1	$76.9	$74.9	$72.6	$72.6	$70.2	$67.8

Deferred acquisition costs (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Balance, beginning of period	$48.5	$49.4	$50.4	$51.2	$48.5	$51.5	$52.6
Deferred acquisition expenses	2.3	2.3	2.3	2.0	8.9	2.4	2.7
Amortization related to operations	(1.4)	(1.3)	(1.5)	(1.7)	(5.9)	(1.3)	(1.5)
Balance, end of period	$49.4	$50.4	$51.2	$51.5	$51.5	$52.6	$53.8

Colonial Penn Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-force Business	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Revenues
Insurance policy income	$41.8	$42.0	$42.0	$41.8	$167.6	$43.2	$43.7
Net investment income (loss)	10.3	10.5	10.1	10.2	41.1	10.0	10.2
Fee revenue and other income	0.2	0.2	0.2	0.3	0.9	0.2	0.2
Total revenues	52.3	52.7	52.3	52.3	209.6	53.4	54.1

Benefits and expenses
Insurance policy benefits	33.8	32.9	30.9	32.1	129.7	36.2	33.4
Amortization	3.9	3.4	3.3	3.7	14.3	3.6	3.8
Other operating costs and expenses	6.6	6.3	6.5	6.7	26.1	6.9	5.7
Total benefits and expenses	44.3	42.6	40.7	42.5	170.1	46.7	42.9
EBIT from In-Force Business	$8.0	$10.1	$11.6	$9.8	$39.5	$6.7	$11.2

EBIT from New Business

Revenues
Insurance policy income	$8.5	$8.9	$8.8	$9.2	$35.4	$10.2	$10.9
Net investment income (loss)	—	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—	—
Total revenues	8.5	8.9	8.8	9.2	35.4	10.2	10.9

Benefits and expenses
Insurance policy benefits	4.9	5.1	5.1	5.3	20.4	5.9	6.2
Amortization	0.1	0.1	0.2	0.3	0.7	0.1	0.1
Other operating costs and expenses	17.2	13.3	16.4	11.6	58.5	20.7	15.2
Total benefits and expenses	22.2	18.5	21.7	17.2	79.6	26.7	21.5
EBIT from New Business	$(13.7)	$(9.6)	$(12.9)	$(8.0)	$(44.2)	$(16.5)	$(10.6)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$50.3	$50.9	$50.8	$51.0	$203.0	$53.4	$54.6
Net investment income (loss)	10.3	10.5	10.1	10.2	41.1	10.0	10.2
Fee revenue and other income	0.2	0.2	0.2	0.3	0.9	0.2	0.2
Total revenues	60.8	61.6	61.1	61.5	245.0	63.6	65.0

Benefits and expenses
Insurance policy benefits	38.7	38.0	36.0	37.4	150.1	42.1	39.6
Amortization	4.0	3.5	3.5	4.0	15.0	3.7	3.9
Other operating costs and expenses	23.8	19.6	22.9	18.3	84.6	27.6	20.9
Total benefits and expenses	66.5	61.1	62.4	59.7	249.7	73.4	64.4
EBIT from In-Force and New Business	$(5.7)	$0.5	$(1.3)	$1.8	$(4.7)	$(9.8)	$0.6

CNO Financial Group, Inc.
Other CNO Business
Analysis of income (loss) before taxes (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Insurance policy income	$71.5	$72.5	$72.2	$73.8	$290.0	$79.0	$73.6
Net investment income (loss):
General account invested assets	88.2	87.6	85.4	85.7	346.9	84.0	84.0
Fixed index products	5.0	(0.9)	(8.4)	0.9	(3.4)	6.8	(4.1)
Trading account income related to policyholder accounts	1.5	—	(2.4)	1.5	0.6	1.9	(0.1)
Net realized investment gains (losses)	(1.0)	1.1	3.0	3.0	6.1	6.7	7.5
Total revenues	165.2	160.3	149.8	164.9	640.2	178.4	160.9

Insurance policy benefits	88.8	85.9	86.7	88.7	350.1	83.0	93.8
Insurance policy benefits - fair value changes in embedded derivative liabilities	—	—	3.2	—	3.2	(0.6)	1.0
Amounts added to policyholder account balances:
Annuity products and interest-sensitive life products other than fixed index products	31.6	30.3	28.9	29.6	120.4	29.7	27.5
Fixed index products	7.1	3.0	(4.1)	3.4	9.4	9.2	0.7
Amortization related to operations	8.6	9.4	10.4	11.4	39.8	7.5	7.1
Amortization related to net realized investment gains (losses)	(0.4)	(0.3)	0.9	—	0.2	0.2	1.4
Amortization related to fair value changes in embedded derivative liabilities	—	—	(2.6)	—	(2.6)	0.5	(0.8)
Interest expense on investment borrowings	4.9	5.0	5.3	5.1	20.3	5.1	5.0
Other operating costs and expenses	17.8	20.5	16.8	23.7	78.8	39.5	17.4
Total benefits and expenses	158.4	153.8	145.5	161.9	619.6	174.1	153.1
Income before income taxes	$6.8	$6.5	$4.3	$3.0	$20.6	$4.3	$7.8

Health underwriting margins (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Long-term care:
Earned premium	$7.3	$7.0	$6.9	$6.4	$27.6	$6.6	$6.5
Benefit ratio before interest income on reserves	235.7%	205.8%	227.5%	237.1%	226.4%	227.4%	230.2%
Interest-adjusted benefit ratio	148.0%	106.4%	126.1%	127.8%	127.3%	122.0%	121.3%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$(3.5)	$(0.5)	$(1.8)	$(1.9)	$(7.7)	$(1.5)	$(1.4)

CNO Financial Group, Inc.
Other CNO Business
Average liabilities for insurance products (in millions) (continued)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Annuities:
Mortality based	$240.2	$237.2	$234.3	$231.9	$235.9	$229.1	$225.5
Fixed index	652.1	632.1	607.6	577.9	617.4	553.8	532.5
Deposit based	659.6	656.1	651.1	645.0	652.9	638.4	633.1
Separate accounts	17.8	17.7	16.4	15.2	16.8	15.5	15.8
Other health	481.8	481.9	481.3	481.4	481.6	481.0	479.8
Life:
Interest sensitive	2,527.4	2,506.1	2,484.6	2,456.6	2,493.7	2,416.9	2,365.9
Non-interest sensitive	805.6	790.9	780.6	774.0	787.8	766.5	763.3
Total average liabilities for insurance products, net of reinsurance ceded	$5,384.5	$5,322.0	$5,255.9	$5,182.0	$5,286.1	$5,101.2	$5,015.9

Present value of future profits (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Balance, beginning of period	$32.8	$29.8	$26.1	$24.4	$32.8	$21.3	$20.6
Amortization related to operations	(2.4)	(2.2)	(1.1)	(3.6)	(9.3)	(1.4)	(1.4)
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	(0.6)	(1.5)	(0.6)	0.5	(2.2)	0.7	0.3
Balance, end of period	$29.8	$26.1	$24.4	$21.3	$21.3	$20.6	$19.5

Deferred acquisition costs (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Balance, beginning of period	$162.0	$151.8	$141.9	$117.5	$162.0	$112.3	$105.4
Deferred acquisition expenses	1.9	1.9	1.2	1.0	6.0	0.4	1.3
Amortization related to operations	(6.2)	(7.2)	(9.3)	(7.8)	(30.5)	(6.1)	(5.7)
Amortization related to net realized investment (gains) losses	0.4	0.3	(0.9)	—	(0.2)	(0.2)	(1.4)
Amortization related to fair value changes in embedded derivative liabilities	—	—	2.6	—	2.6	(0.5)	0.8
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	(6.3)	(4.9)	(18.0)	1.6	(27.6)	(0.5)	(3.9)
Balance, end of period	$151.8	$141.9	$117.5	$112.3	$112.3	$105.4	$96.5

Other CNO Business Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-force Business	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Revenues
Insurance policy income	$71.5	$72.5	$72.2	$73.8	$290.0	$79.0	$73.6
Net investment income (loss)	94.7	86.7	74.6	88.1	344.1	92.7	79.8
Fee revenue and other income	—	—	—	—	—	—	—
Total revenues	166.2	159.2	146.8	161.9	634.1	171.7	153.4

Benefits and expenses
Insurance policy benefits	127.5	119.2	111.5	121.7	479.9	121.9	122.0
Interest expense	4.9	5.0	5.3	5.1	20.3	5.1	5.0
Amortization	8.6	9.4	10.4	11.4	39.8	7.5	7.1
Other operating costs and expenses	17.8	20.5	16.8	23.7	78.8	39.5	17.4
Total benefits and expenses	158.8	154.1	144.0	161.9	618.8	174.0	151.5
EBIT from In-Force Business	$7.4	$5.1	$2.8	$—	$15.3	$(2.3)	$1.9

EBIT from New Business

Revenues
Insurance policy income	$—	$—	$—	$—	$—	$—	$—
Net investment income (loss)	—	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—	—

Benefits and expenses
Insurance policy benefits	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—
Amortization	—	—	—	—	—	—	—
Other operating costs and expenses	—	—	—	—	—	—	—
Total benefits and expenses	—	—	—	—	—	—	—
EBIT from New Business	$—	$—	$—	$—	$—	$—	$—

EBIT from In-Force and New Business

Revenues
Insurance policy income	$71.5	$72.5	$72.2	$73.8	$290.0	$79.0	$73.6
Net investment income (loss)	94.7	86.7	74.6	88.1	344.1	92.7	79.8
Fee revenue and other income	—	—	—	—	—	—	—
Total revenues	166.2	159.2	146.8	161.9	634.1	171.7	153.4

Benefits and expenses
Insurance policy benefits	127.5	119.2	111.5	121.7	479.9	121.9	122.0
Interest expense	4.9	5.0	5.3	5.1	20.3	5.1	5.0
Amortization	8.6	9.4	10.4	11.4	39.8	7.5	7.1
Other operating costs and expenses	17.8	20.5	16.8	23.7	78.8	39.5	17.4
Total benefits and expenses	158.8	154.1	144.0	161.9	618.8	174.0	151.5
EBIT from In-Force and New Business	$7.4	$5.1	$2.8	$—	$15.3	$(2.3)	$1.9

CNO Financial Group, Inc.
Corporate Operations
Analysis of loss before taxes (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Net investment income (loss):
General account invested assets	$—	$0.9	$1.1	$1.0	$3.0	$0.9	$1.0
Other special-purpose portfolios	8.2	(0.1)	(13.7)	(3.1)	(8.7)	16.2	(1.1)
Fee revenue and other income	0.4	0.2	0.3	0.4	1.3	0.4	0.2
Net operating results of variable interest entities	2.0	0.2	3.8	1.5	7.5	2.2	2.9
Interest expense on investment borrowings	—	—	(0.1)	(0.1)	(0.2)	(0.1)	(0.2)
Other operating costs and expenses	(11.1)	(12.5)	(18.9)	(8.1)	(50.6)	(21.4)	(11.9)
Corporate operations, excluding corporate interest expense	(0.5)	(11.3)	(27.5)	(8.4)	(47.7)	(1.8)	(9.1)
Interest expense on corporate debt	(20.6)	(19.3)	(18.7)	(17.7)	(76.3)	(17.5)	(16.6)
Loss before net realized investment gains (losses), loss on extinguishment of debt and income taxes	(21.1)	(30.6)	(46.2)	(26.1)	(124.0)	(19.3)	(25.7)
Net realized investment gains (losses)	(1.1)	3.9	(4.0)	1.2	—	(0.1)	1.1
Loss on extinguishment of debt	(1.4)	(0.6)	(1.1)	(0.3)	(3.4)	(0.2)	(0.5)
Loss before income taxes	$(23.6)	$(27.3)	$(51.3)	$(25.2)	$(127.4)	$(19.6)	$(25.1)

CNO Financial Group, Inc.
Bankers Life
Premiums collected on insurance products (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Annuities

Fixed index (first-year)	$148.2	$163.9	$208.0	$188.3	$708.4	$134.9	$120.2

Other fixed rate (first-year)	73.1	94.1	55.1	50.6	272.9	47.8	47.9
Other fixed rate (renewal)	0.9	1.1	1.0	1.2	4.2	2.0	1.4
Subtotal - other fixed rate annuities	74.0	95.2	56.1	51.8	277.1	49.8	49.3

Total annuities	222.2	259.1	264.1	240.1	985.5	184.7	169.5

Health

Medicare supplement (first-year)	25.1	24.7	24.5	27.0	101.3	23.8	25.1
Medicare supplement (renewal)	153.7	144.3	146.8	155.1	599.9	151.1	149.8
Subtotal - Medicare supplement	178.8	169.0	171.3	182.1	701.2	174.9	174.9

Long-term care (first-year)	6.1	6.0	5.9	5.5	23.5	5.5	5.9
Long-term care (renewal)	138.8	136.9	131.9	130.8	538.4	131.2	132.9
Subtotal - long-term care	144.9	142.9	137.8	136.3	561.9	136.7	138.8

PDP and PFFS (first-year)	0.4	0.2	0.6	0.6	1.8	0.3	0.1
PDP and PFFS (renewal)	10.6	14.4	15.6	14.1	54.7	15.0	14.6
Subtotal - PDP and PFFS	11.0	14.6	16.2	14.7	56.5	15.3	14.7

Other health (first-year)	0.4	0.3	0.4	0.5	1.6	0.4	0.6
Other health (renewal)	2.5	2.3	2.3	2.3	9.4	2.2	2.3
Subtotal - other health	2.9	2.6	2.7	2.8	11.0	2.6	2.9

Total health	337.6	329.1	328.0	335.9	1,330.6	329.5	331.3

Life insurance

First-year	24.7	29.4	30.9	30.8	115.8	32.8	35.7
Renewal	31.7	32.6	34.6	35.3	134.2	37.3	39.7

Total life insurance	56.4	62.0	65.5	66.1	250.0	70.1	75.4

Collections on insurance products

Total first-year premium collections on insurance products	278.0	318.6	325.4	303.3	1,225.3	245.5	235.5
Total renewal premium collections on insurance products	338.2	331.6	332.2	338.8	1,340.8	338.8	340.7

Total collections on insurance products	$616.2	$650.2	$657.6	$642.1	$2,566.1	$584.3	$576.2

CNO Financial Group, Inc.
Washington National
Premiums collected on insurance products (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Health

Medicare supplement (first-year)	$0.6	$0.5	$0.4	$0.4	$1.9	$0.3	$0.3
Medicare supplement (renewal)	34.7	32.6	31.5	31.4	130.2	27.8	28.8
Subtotal - Medicare supplement	35.3	33.1	31.9	31.8	132.1	28.1	29.1

Supplemental health (first-year)	13.2	13.7	13.2	14.0	54.1	14.1	15.1
Supplemental health (renewal)	93.7	95.2	95.2	96.0	380.1	98.8	100.3
Subtotal - supplemental health	106.9	108.9	108.4	110.0	434.2	112.9	115.4
Other health (all renewal)	1.0	0.8	0.9	0.8	3.5	0.7	0.6

Total health	143.2	142.8	141.2	142.6	569.8	141.7	145.1

Life insurance

First-year	0.4	0.3	0.4	0.1	1.2	0.2	0.3
Renewal	3.9	3.6	3.7	3.6	14.8	3.8	3.5

Total life insurance	4.3	3.9	4.1	3.7	16.0	4.0	3.8

Collections on insurance products

Total first-year premium collections on insurance products	14.2	14.5	14.0	14.5	57.2	14.6	15.7
Total renewal premium collections on insurance products	133.3	132.2	131.3	131.8	528.6	131.1	133.2

Total collections on insurance products	$147.5	$146.7	$145.3	$146.3	$585.8	$145.7	$148.9

CNO Financial Group, Inc.
Colonial Penn
Premiums collected on insurance products (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Life insurance

First-year	$8.7	$8.6	$8.9	$9.2	$35.4	$10.4	$10.7
Renewal	40.7	39.9	40.3	40.1	161.0	42.2	41.8

Total life insurance	49.4	48.5	49.2	49.3	196.4	52.6	52.5

Health (all renewal)

Medicare supplement	1.3	1.4	1.3	1.2	5.2	1.2	1.1

Other health	0.2	0.1	0.1	0.1	0.5	0.1	0.1

Total health	1.5	1.5	1.4	1.3	5.7	1.3	1.2

Collections on insurance products

Total first-year premium collections on insurance products	8.7	8.6	8.9	9.2	35.4	10.4	10.7
Total renewal premium collections on insurance products	42.2	41.4	41.7	41.4	166.7	43.5	43.0

Total collections on insurance products	$50.9	$50.0	$50.6	$50.6	$202.1	$53.9	$53.7

CNO Financial Group, Inc.
Other CNO Business
Premiums collected on insurance products (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Annuities

Fixed index (first-year)	$2.7	$2.7	$2.2	$1.9	$9.5	$—	$0.2
Fixed index (renewal)	0.9	1.4	0.8	0.8	3.9	0.7	0.8
Subtotal - fixed index annuities	3.6	4.1	3.0	2.7	13.4	0.7	1.0

Other fixed rate (first-year)	0.4	1.6	0.1	—	2.1	—	—
Other fixed rate (renewal)	0.2	0.2	0.2	0.3	0.9	0.2	0.2
Subtotal - other fixed rate annuities	0.6	1.8	0.3	0.3	3.0	0.2	0.2

Total annuities	4.2	5.9	3.3	3.0	16.4	0.9	1.2

Health

Long-term care (all renewal)	7.4	7.0	6.5	6.1	27.0	6.7	6.3
Other health (all renewal)	0.2	0.2	0.2	0.2	0.8	0.2	0.2

Total health	7.6	7.2	6.7	6.3	27.8	6.9	6.5

Life insurance

First-year	0.4	0.9	0.3	0.5	2.1	0.6	0.8
Renewal	46.0	48.0	43.7	39.6	177.3	44.7	40.1

Total life insurance	46.4	48.9	44.0	40.1	179.4	45.3	40.9

Collections on insurance products

Total first-year premium collections on insurance products	3.5	5.2	2.6	2.4	13.7	0.6	1.0
Total renewal premium collections on insurance products	54.7	56.8	51.4	47.0	209.9	52.5	47.6

Total collections on insurance products	$58.2	$62.0	$54.0	$49.4	$223.6	$53.1	$48.6

CNO Financial Group, Inc.
New Annualized Premiums ("NAP") (in millions)

Bankers Life	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12

Medicare supplement	$18.3	$18.6	$19.4	$31.5	$87.8	$19.5	$20.7
Life	16.6	18.6	18.2	17.0	70.4	20.3	20.9
Long-term care	6.9	7.3	7.3	7.0	28.5	7.9	7.8
Annuity	13.4	15.6	15.9	14.3	59.2	11.1	10.1
Subtotal Bankers Life	55.2	60.1	60.8	69.8	245.9	58.8	59.5

Washington National

Supplemental health	15.7	17.9	18.6	18.9	71.1	17.6	20.3
Medicare supplement	0.5	0.4	0.3	0.3	1.5	0.3	0.2
Life	0.8	0.8	0.9	1.8	4.3	2.0	1.7
Annuity	0.2	0.3	0.2	0.2	0.9	—	0.1
Subtotal Washington National	17.2	19.4	20.0	21.2	77.8	19.9	22.3

Colonial Penn

Graded Life	13.6	12.8	12.7	12.3	51.4	17.5	15.6

Total NAP	$86.0	$92.3	$93.5	$103.3	$375.1	$96.2	$97.4

CNO Financial Group, Inc.
Statutory information - consolidated basis (7) (in millions)	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12(*)

Net gain from operations before interest expense and federal income taxes	$114.0	$92.9	$91.9	$132.8	$431.6	$100.4	$107.7
Interest expense on surplus debentures held by parent company	12.0	12.2	22.7	12.3	59.2	12.1	12.1

Net gain from operations before federal income taxes	102.0	80.7	69.2	120.5	372.4	88.3	95.6
Federal income tax expense (benefit)	0.6	2.0	3.7	3.0	9.3	1.7	(0.9)

Net gain from operations before net realized capital gains (losses)	101.4	78.7	65.5	117.5	363.1	86.6	96.5
Net realized capital gains (losses)	(15.0)	2.4	10.5	5.8	3.7	7.8	7.2

Net income	$86.4	$81.1	$76.0	$123.3	$366.8	$94.4	$103.7

Capital and surplus	$1,567.4	$1,551.5	$1,553.1	$1,578.1	$1,578.1	$1,601.9	$1,626.0
Asset valuation reserve (AVR)	97.7	116.5	143.2	168.4	168.4	191.3	206.1

Capital, surplus and AVR	1,665.1	1,668.0	1,696.3	1,746.5	1,746.5	1,793.2	1,832.1

Interest maintenance reserve (IMR)	448.3	475.8	507.1	552.0	552.0	562.2	581.4

Total statutory capital, surplus, AVR & IMR	$2,113.4	$2,143.8	$2,203.4	$2,298.5	$2,298.5	$2,355.4	$2,413.5

(*) Such amounts are preliminary as the statutory basis financial statements of our insurance subsidiaries for 2Q2012 will be filed with the respective insurance regulators on or before August 15, 2012.

Notes

(1) Excludes accumulated other comprehensive income (loss).

(2) Shareholders' equity divided by common shares outstanding.

(3) Assumes conversion of all convertible securities.

(4) Management believes that an analysis of earnings before net realized investment gains (losses), fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, corporate interest expense, loss on extinguishment of debt and taxes (“EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because these items are unrelated to the company's underlying fundamentals.

(5) Management believes that an analysis of Net income applicable to common stock before: (i) loss on extinguishment of debt, net of income taxes; (ii) net realized investment gains or losses, net of related amortization and income taxes; and (iii) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization and income taxes (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals. The impact of fair value changes in embedded derivative liabilities caused by interest rate fluctuations was insignificant in prior periods. Prior to June 30, 2011, certain of our trading securities were held to offset the income statement volatility caused by the effect of interest rate fluctuations on the value of embedded derivatives related to our fixed index annuity products. During 2Q2011, these securities were sold.

(6) Management believes that an analysis of EBIT, separated between in-force and new business provides increased clarity around the value drivers of our business, particularly since the new business results are significantly impacted by the rate of sales, mix of business and the distribution channel through which new sales are made. EBIT from new business includes pre-tax revenues and expenses associated with new sales of our insurance products during the first year after the sale is completed. EBIT from in-force business includes all pre-tax revenues and expenses associated with sales of insurance products that were completed more than one year before the end of the reporting period. The allocation of certain revenues and expenses between new and in-force business is based on estimates, which we believe are reasonable.

(7) Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.